Exhibit 99.1
Rodman & Renshaw Investor Presentation New York, New York October 2010

2 This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as "probable," "possible," P2 or P3 and "non-proved" reserves, reserves "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially. The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.

3 Endeavour At A Glance De-risked and development focused business Growing cash flow from production ramp-up Fully funded for capital expenditures Balanced Strategy Oil and Gas UK and US exposure Short and long-term production opportunities Near-Term Catalysts West Rochelle extension - UK Rochelle field development plan - UK Bacchus first oil - UK Low cost US expansion Significant Upside Value Stock trading at 33% of NAV Net Asset Value = $3.20 - $4.00 per share Potential Cash Flow in 2014 = $7.40 - $11.30 per share United Kingdom United States

4 The Endeavour Portfolio of Assets Endeavour Acreage Endeavour Production Endeavour Developments Strategic move into US in Jan 2010 is working well Significant US position in unconventional shale plays Excellent results from first four US wells Wells in process Valuable development projects in the UK North Sea West Rochelle appraisal spudded September 3rd at no cost to Endeavour Reserves continue to grow to nearly 45 MMBOE at June 30, 2010 Significant appraisal successes at Cygnus in Q1 & Q2 2010 add 3 to 5 MMBOE Recent production approaching 6,000 BOEPD pace (~50% US) Sale of Cygnus will achieve a 379% return Montana Frontier Marcellus Haynesville & Cotton Valley Alabama Frontier New Mexico South Texas

Cygnus 5 Reserves Source: Netherland, Sewell & Associates 2009 reserve replacement is 980% on 2P basis Extensions, discoveries and upward revisions to prior estimates and purchases added 13.7 MMBOE during 2009, primarily as a result of: Bacchus discovery maturing to development status Better than expected performance from several producing properties US reserves continue to grow *Proforma adjusted for disposition of Norway subsidiary **December 2010 estimated 2P reserves reduced 13 MMBOE in Cygnus asset sale Year-End Estimate

Existing Portfolio Has Potential to Deliver Rapid Production Growth 2009 2015 Potential Production Growth 6

Montana Frontier Marcellus Haynesville & Cotton Valley Alabama Frontier New Mexico South Texas 7 Endeavour Assets - US Portfolio

Shale Gas Plays are lower cost & more sustainable 8 "Breakeven" defined as realized wellhead price where NPV10% = 0 (ROR = 10%) Source: BENTEK Energy LLC

The Haynesville Project - Overview Acquired five distinct prospects in January 2010 - Four in Haynesville / One in Cotton Valley 18,450 gross acres (7,790 net acres) 200 + future drilling locations Avg Well Cost: $ 8-9 million gross Avg EUR per Well: 7-8 BCF gross Avg IP per Well to date: 21+ MMCFD gross Six wells currently in progress Drilling two wells (.4 net wells) Three non-operated wells producing after recent completions (.13 net wells) One well awaiting completion (.16 net wells) 9

Haynesville Shale - Louisiana

Endeavour

- Area operators have reported very robust well results from Haynesville Shale completions
- 13,500 acres well positioned in the most prolific area of the Haynesville play
- First three wells at Woodardville prospect are outstanding successes
  - Initial rates for the wells ~ averaging over 21 MMCFD
  - Indigo Minerals 3 cumulative production = 3 BCF after 12 months
  - Batchelor 3 = IP of 21 MMCFD, immediate East offset to Indigo Minerals 3
  - Woodardville 10- H = IP of 23 MMCFD, South offset to Indigo Minerals 3
  - Multiple other Woodardville development locations
- One rig program with Cohort for remainder of 2010
  - Focus on Woodardville, Bull Bayou & Grand Cane Prospects
  - Additional, low working interest, outside-operated wells
- Leasehold position provides 200+ gross well locations
- Bossier & Cotton Valley upside yet to be determined



Size representative of well IP
Bossier
Caddo
Metcalf
Woodardville
Bienville
Bull Bayou
Grand Cane
Shelby
Arkansas
Texas
Louisiana

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END Acreage 11 Source: EOG Resources Haynesville/Bossier Potential

Distribution of Initial Potential Flow Rates 12 Our three Haynesville completions are in the top 10-percentile of productivity!

The Marcellus Project - Overview END acquired 50% in Cohort 48,300 gross acres over six Marcellus prospects in western Pennsylvania 300+ future drilling locations All Cohort operated END prospects are well situated Proximity to East Coast markets yields price premiums and steady demand for production Initial drilling at Daniel Prospect in Cameron Co. Pardee & Curtin Lumber Co. C-9H well tested at an initial rate of 3 MMCFD Two additional well(s) to be drilled in 2010 EOG & St. Mary reporting IP's 3-5+ MMCFD gross on trend 13 Isaiah Prospect Jonah Prospect Daniel Prospect Malachi Prospect Samuel Prospect Ruth Prospect

Marcellus Area Highlights

- Acreage is beginning to increase in activity (currently bracketed by most active parts of the play in NE and SW Pennsylvania)
- Large acreage blocks will facilitate horizontal drilling

Endeavour/Cohort

Daniel Prospect - contains 49% of Endeavour JV Marcellus acreage
- C-4 IP Rate - 300 MMCFD
- C-5 - Waiting on PL
- C-7H IP Rate - 1.1 MMCFD, ~3,000' lateral
- C-9H IP Rate - 2.7 MMCFD

Isaiah Prospect

Jonah Prospect

Malachi Prospect

Ruth Prospect

Samuel Prospect

EOG Resources
- Hz. Completion > 3.0 MMCFD
- 3,000 ft. lateral –1.5 MMCFD IP (Elk Co.)
- 2 Additional vertical wells (Potter Co., Clearfield Co.)

Western PA Area – Industry Highlights



Marcellus Permits
Year
2007
2008
2009
Operator
ANADARKO E&P
ATLAS RESOURCES
CHIEF OIL & GAS
EAST RESOURCES
EASTERN AMER ENERGY
EOG RESOURCES
EQT PRODUCTION
EXCO
PA GEN ENERGY CO
RANGE RESOURCES
REX ENERGY
SENECA RESOURCES
SNYDER BROS
OTHER
Warren
2
Isaiah Prospect
18
Mc Kean
Jonah Prospect
Potter
16
Forest
4
Malachi Prospect
Elk
29
Daniel Prospect
Cameron
5
Samuel Prospect
Clarion
3
Ruth Prospect
Jefferson
1
20
Clinton
Clearfield
15
21
Centre
Armstrong
21

Marcellus Permits Issued 2007-2009 (from publicly available data).

EXCO Resources
- Drilled 2 horizontal wells 1.0 to 2.6 MMCFD IP (Centre Co.)

Stone Energy
- Drilled vertical well w/ 0.5 MMCFD IP rate (Clinton Co.)

Anadarko Petroleum
- Drilled 4 vertical wells (Clinton Co.)

Range Resources
- Drilled 4 vertical and 1 horizontal well; vertical IP rates of 6.3 and 2.3 MMCFD (Centre Co. and Lycoming Co.)

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Greene County After Pashin, 2008 Alabama Frontier Gas Shale Play - Overview 15 Paleozoic Shale Conasauga Shale (Cambrian) Neal (Floyd) Shale (Mississippian) 50/50 "heads up" venture with Hillwood effective January 5, 2010 "First Mover" position in frontier gas shale play 50% interest in 160,000 gross acres mostly contiguous (63,000 net to END) Up to 400 potential drilling locations, if pilot tests successful First vertical pilot test under study - second well under way

Montana Frontier Oil Shale Play - Overview 25% "heads up" working interests with two independent Montana producers 300,000 gross acres (75,000 net to END) Frontier oil shale play - multiple targets 900 potential drilling locations Initial cost of entry $4 million Attempting to grow this position JV Area 16

Central Montana Heath Shale Oil Play A proven petroleum system ~ 137 MMBO cumulative production (Heath sourced) END/Retamco/CMR partners on over 300,000 gross acres (END 25% WI) ConocoPhillips farmout discussions initiated (over 230,000 gross acres) 17 Sumatra Field Cat Creek Anticline

Endeavour Assets - UK North Sea 18 Rubie Renee *Sale of END 12.5% non-operated interest for $110mm announced on 8/31/10

19 Current North Sea Developments Name Current Working Interest Estimated Reserves (gross) Development Plan First Production Bacchus 10.0% 15 - 20 MMBOE FDP Approved. Three well sub-sea tieback to Forties Alpha. 2Q '11 Greater Rochelle 55.6% 50 - 70 MMBOE FDP filed. Appraisal drilling at West Rochelle started in September 2010 1H '12 Columbus 25.0% 100 - 140 BCF FDP filed. Agreement reached with BG for bridge linked platform to Lomond. Late 2012 UK focused on turning on near-term oil and gas production

20 BACCHUS DEVELOPMENT Operator: Apache 70% Partner: Endeavour 10% Shell 20% FDP: Approved June 2010 Online: 2011 Discovery well 22/6a-14 was drilled in 2005, followed by a downdip sidetrack 22/6a-14Z, which tested at 1000 BOPD from upper part of the reservoir. In 2006, 22/6a-15 was drilled in the water leg in the eastern area. A three well subsea development tied back to Forties is planned. Subsurface technical evaluation is ongoing and we are awaiting commercial offers from Forties. The project has been sanctioned and first oil is expected in first half 2011. Bacchus Development - UK Block 22/6a Bacchus 6 km

Rochelle Development - UK Block 15/27 15/27-11 15/27-9 21 ROCHELLE DEVELOPMENT Operator: Endeavour 55.615% Partner: Nexen 44.385% FDP Filed: December 2009 Online: 2011 Rochelle was successfully appraised updip of discovered hydrocarbons in 15/27-9. The discovery was made in a four-way dip structure containing Lower Cretaceous sandstone within the R Block focus area. Gas and oil were logged, sampled and pressure tested in the 15/27-11 appraisal well. A drill stem test in the gas leg flowed at a rate of 41 MMCFPD and 2,300 BCPD from perforations in the upper 20 feet of a 77 feet hydrocarbon column. The development is being managed to achieve production in 2011. Exploration well in progress at West Rochelle, block 15/26c. R-Blocks Focus Area

West Rochelle - Significant Rochelle Expansion Potential 10km N West Rochelle 22 Exploration well 15/26b-M spudded Q3 2010 Endeavour retains 50% of 15/26c Fully carried for cost of appraisal well Could add significant reserves to Rochelle development 1st well spudded on Sept. 3rd

Columbus Development – UK Block 23/16f

Endeavour



Core
North
East Upside
South Upside
23/16f-12
23/16f-12z
23/16f-11



16g
Mortimer
Livingstone
Mungo
23/16f
12
2
12Z
11
Columbus
Magellan
Lomond
5 Km
Pipeline
Main Prospects
Gas Condensate Field
Gas Field
Oil Field
Serica Blocks



Columbus Focus Area

COLUMBUS DEVELOPMENT

Operator:	Serica 50%
Partners:	Endeavour 25%
	EOG 25%
FDP:	Filed October 2008
Online:	2012

Columbus has gas trapped stratigraphically in a Paleocene channel on the western flank of the Magellan structure. The prospect was identified using seismic far offset amplitudes that imaged a gas reservoir and its basal flat spot. The partners have reached an agreement with BG to develop a bridge linked platform and subsea facilities to the Lomond platform. Negotiations to agree on the terms of use for the Lomond platform as a processing host and export point for Columbus produced fluids are at an advanced stage. We expect to file an updated FDP in late 2010. The on-block reserves are approximately 100 BCF gross.

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24 Strong portfolio management - outperforming both production and price expectations Inception to Date Cash Flow through June 30, 2010 Purchase Price $365mm $300mm Talisman - UK 82% Return $38mm $245mm OER - Norway 644% Return $110mm $29mm Cygnus - UK 379% Return Capital Deployed has Achieved Excellent Returns

Never take on more capital at a higher cost than absolutely needed Phased approach New facility is step one Cygnus secures capital for developments and growth Next step - refinance 2012 maturities Likely high-yield mid next year Current developments improve metrics and reduce borrowing costs in 2011 Bacchus comes on and generates cash flow US continues to grow Repayment of Debt with cash flow in later years Very stingy with Equity 25 Financing Overview

26 Capital Structure

27 Estimated Valuation Range

28 Balanced strategy with experienced global team in place - UK North Sea and US Onshore US portfolio success gives attractive near-term production growth Significant value exists in UK assets - Greater Rochelle keeps growing Fully funded for growth Disciplined management with proven capital allocation strategy Multiple channels to grow company Develop US portfolio Development and exploitation of major UK assets Big cash flow prize from existing portfolio Key Take Aways